=========================================================================

                                TABLE OF CONTENTS

   USAA Family of Funds                                                1
   Message from the President                                          2
   Investment Review                                                   4
   Message from the Manager                                            5
Financial Information:
      Statement of Assets and Liabilities                              8
      Portfolio of Investments in Securities                           9
      Notes to Portfolio of Investments in Securities                 10
      Statement of Operations                                         11
      Statements of Changes in Net Assets                             12
      Notes to Financial Statements                                   13

==========================================================================

                     IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Gold Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.


                 USAA FAMILY OF FUNDS SUMMARY

         Fund                                       Minimum
       Type/Name              Volatility          Investment*

CAPITAL APPRECIATION
  Aggressive Growth           Very high            $3,000
  Emerging Markets(1)         Very high            $3,000
  First Start Growth          Moderate to high     $3,000
  Gold(1)                     Very high            $3,000
  Growth                      Moderate to high     $3,000
  Growth & Income             Moderate             $3,000
  International(1)            Moderate to high     $3,000
  S&P 500 Index(2)            Moderate             $3,000
  Science
  & Technology(5)             Very high            $3,000
  World Growth(1)             Moderate to high     $3,000


ASSET ALLOCATION
  Balanced Strategy(1)        Moderate             $3,000
  Cornerstone Strategy(1)     Moderate             $3,000
  Growth and Tax
  Strategy(3)                 Moderate             $3,000
  Growth Strategy(1)          Moderate to high     $3,000
  Income Strategy             Low to moderate      $3,000


INCOME -- TAXABLE
  GNMA                        Low to moderate      $3,000
  Income                      Moderate             $3,000
  Income Stock                Moderate             $3,000
  Short-Term Bond             Low                  $3,000


INCOME -- TAX EXEMPT
  Long-Term(3)                Moderate             $3,000
  Intermediate-Term(3)        Low to moderate      $3,000
  Short-Term(3)               Low                  $3,000
  State Bond Income(3)**      Moderate             $3,000


MONEY MARKET
  Money Market(4)             Very low             $3,000
  Tax Exempt
  Money Market(3),(4)         Very low             $3,000
  Treasury Money
  Market Trust(4)             Very low             $3,000
  State Money Market(3),(4)** Very low             $3,000

(1)Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2)S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

(3)Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5)This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account.
InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





                         MESSAGE FROM THE PRESIDENT

Every week I get a report which summarizes all of the feedback we have gotten, by mail and phone, from our shareholders and brokerage customers. We get suggestions, complaints and also some compliments each week. We look for trends which point out problems and we are always sure to respond to every one of these contacts. One in particular caught my eye on the report for the week of December 11, 1997. It said, "Shareholder notes that Mr. Roth established Income Stock Fund for grandchild born in 1995; in 1997 another grandchild was born and Mr. Roth established a Cornerstone Strategy Fund; why was investment not made in the same fund?" Fair question.

The best answer is that I think both of these funds are great vehicles for investing for a child's future, and I like variety.

The Income Stock Fund and the Cornerstone Strategy Fund both offer an investor an equity product with less volatility than the stock market alone. In the case of the Income Stock Fund, the decreased volatility comes from a heavy emphasis on companies that pay high dividends or whose dividends tend to grow. For the Cornerstone Strategy Fund, the decrease in volatility comes from a combination of domestic value stocks, real estate stocks, foreign stocks and U.S. government bonds. In any given year either of these funds could be more volatile than the S&P 500 Index,(1) but both have long-term records(2) which indicate those will be unusual occurrences.

This combination of risk and reward appeals to me. I have friends who argue pursuasively that a more aggressive fund would be better for a long-term investment like this. If you only consider return, I suspect they are correct, but I am doing what I advise our customers to do. I am asking myself, "What are you comfortable with?" My answer is either of these two funds is appropriate. So far, Karl Joseph Marbach and Katharine Sophia Broyles are doing just fine. Maybe their parents will only have to worry about the last two or three years of college.

Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


(Photograph of the President, Michael J. C. Roth, CFA, appears here.)

(1)The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2)Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.








                                INVESTMENT REVIEW

GOLD FUND

OBJECTIVE: Long-term capital appreciation for the purpose of protecting the purchasing power of capital from inflation. Current income is a secondary objective.

TYPES OF INVESTMENTS: At least 80 percent of the Fund's assets are invested in gold stocks. The remainder may be invested in common stocks of companies engaged in other precious metal and mineral mining.



______________________________________________________________________________
                                                   5/31/97        11/30/97
------------------------------------------------------------------------------
   Net Assets...............................   $121.2 Million   $79.5 Million
   Net Asset Value Per Share................       $8.09            $5.25
------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/97
   May 31, 1997 to November 30, 1997.............................   -35.11% **
   1 Year........................................................   -41.47%
   5 Years.......................................................    -1.61%
   10 Years......................................................    -6.44%

   ** Total returns for periods of less than one year are not annualized.
   This six-month return is cumulative.
______________________________________________________________________________


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


COMPARISON OF CHANGE IN VALUE OF A 10,000 INVESTMENT



A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund to the S&P 500 Index, the Philadelphia Gold & Silver Index; and London Gold from 11/30/87 to 11/30/97. The data points from the graph are as follows:

        USAA GOLD          S&P            GOLD        PHILADELPHIA
         FUND              500            BULLION        INDEX
        -------            ---            -------        -----

11/30/87 10,000            10,000         10,000       10,000
12/87     9,263            10,761          9,878        9,699
6/88      8,453            12,127          8,864        9,126
12/88     7,678            12,543          8,328        7,692
6/89      7,557            14,615          7,574        8,172
12/89     9,063            16,510          8,142       10,602
6/90      7,020            17,019          7,151        8,968
12/90     6,660            15,997          7,842        8,578
6/91      6,555            18,273          7,479        7,970
12/91     6,364            20,860          7,170        7,142
6/92      6,180            20,720          6,972        6,941
12/92     5,859            22,447          6,759        6,303
6/93      8,993            23,539          7,684       10,293
12/93     9,276            24,705          7,954       11,661
6/94      8,250            23,869          7,883       10,188
12/94     8,407            25,029          7,782        9,665
6/95      8,818            30,082          7,870       10,625
12/95     8,747            34,424          7,858       10,645
6/96      9,462            37,897          7,756       10,940
12/96     8,747            42,322          7,497       10,321
6/97      7,356            51,039          6,793        8,451
11/97     5,142            55,485          6,026        6,261




The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund; the S&P 500 Index, which is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks (it is not possible to invest directly in the S&P 500 Index); the Philadelphia Gold & Silver Index, representing nine holdings in the gold & silver sector, typically referred to as the XAU; and London Gold, a traditional Gold Bullion index that is readily available.



                 MESSAGE FROM THE MANAGER



(Photo of the Portfolio Manager, Mark W. Johnson, CFA, appears here)


The Gold Market

Gold prices fell 14.1% from $345.60 to $296.80 during the six months ended November 30, 1997, marking the lowest price since March 1985. For the same period, the cumulative return for the USAA Gold Fund was -35.11%. Prices of gold mining common stocks suffered a more dramatic fall than the gold price itself because of the high degree of operating leverage at the mining companies. This leverage cuts both ways. For example, in fiscal 1996 the Fund had a total return of 23.66%(1) on a 1.6% increase in the gold price.(2)

Most of the price weakness during this reporting period can be attributed to central bank developments, short selling(3) by speculators, the strength of the U.S. dollar, and the risk of economic collapse in Asia. The Asian mess has been negative for gold for several reasons. First, it raised the specter of deflation - clearly bad news for an investment perceived in popular lore as an inflation hedge. Second, it led to a collapse in many Asian currencies. Gold is priced all over the world in dollars per ounce. Thus, if an Asian currency weakens against the dollar, it takes more units of that currency to purchase an ounce of gold. For many Asian buyers this means the price of gold has actually risen despite the decline in the U.S. dollar price of gold.
Third, Asian demand for gold dropped 22% in the third calendar quarter, both because Asian demand tends to be price sensitive and because Asian consumers are reining in their spending in the face of economic hard times. Also, there appears to be distress selling of investment positions in Asia.

Although the situation in Asia and the strength of the dollar hurt gold, both factors pale in comparison to the devastating developments within the central banking community. The last six months can best be characterized as a series of body blows. However, two announcements in particular led to major price drops. First, in July, Australia announced the sale of two-thirds of its gold reserves. Because Australia is a major gold producer and could not justify sales as a simple repositioning for the European Monetary Union (as European banks that have been sellers have claimed), this announcement was poorly received by the market. Second, in October, a "group of experts" appointed by the Swiss Finance Ministry and the Swiss National Bank recommended the conditional sale of more than half of Switzerland's gold reserves. This too was poorly received by the market. If the gnomes of Zurich no longer love gold, then who does? The standard  response to that question is usually the
Germans, the  French,  and the  Americans.   Unfortunately,  the Germans
indicated in November that over the past year they began lending their gold reserves to the market (a precursor to possible sales), and the U.S. Federal Reserve Board released a study in June purporting to analyze the price impact of truly massive sales of gold. This led to speculation (probably unfounded) that the Fed was exploring alternatives regarding its own huge gold position. All of these negative developments within the official sector were compounded by waves of short selling(3) by speculators on the back of each announcement.

How low can gold go, and what, if anything, might cause gold to rally?
In answer to the first question, we frankly do not know. However, below $300 per ounce more than 50% of South African and about 35% of Western
World production is uneconomic as this price cannot even cover the cash cost of production. At $250 per ounce these percentages rise to more than 80%
and about 50%, respectively.   This implies that if prices remain below $300
per ounce for a sustained period, many mines could be shut, leading to a decline in supply. Furthermore, very few new projects can be justified at these low prices. Interestingly, an old rule of thumb in commodity investing is to buy the stocks when the commodity price drops below the cash cost of the marginal producers. That condition clearly has been met. Finally, assuming currency stability, physical demand should eventually rebound. Regarding the second question, delays or hiccups in the consummation of the European Monetary Union (EMU) would help sentiment, as would any weakness in the U.S. dollar. Ironically, a successful and strong EMU might be a long-term positive for gold if central bank sales became better coordinated. This would reduce uncertainty and could discourage short selling. Also, should the current Asian malaise spread to such an extent that global financial stability came into question, gold probably would rally.

Fund Performance and Strategy
In managing the Fund, Lindsey Falconer, the Fund's Senior Securities Analyst, and I will focus on low-cost producers that have good production or reserve growth potential. We anticipate that all of the mining companies held in the Fund will have a cash cost of production in calendar 1998 below $265 per ounce. Moreover, many of these companies have locked in 1998 selling prices substantially above the current spot price due to hedging programs. In recent months, we have placed a somewhat greater emphasis on non-gold precious metals through the addition of shares of Aber Resources (diamonds) and Gencor Ltd. (gold and platinum). These strategies, in our view, are the ones most likely to yield acceptable results in the context of a difficult environment.

(1) Average Annual Total Returns as of 11/30/97 and 12/31/97 were: 1 year . . . -41.47% and -38.19%; 5 years . . . -1.61% and -1.59%; 10 years . . . -6.44% and
-5.24%,  respectively.

(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.


(3) Short selling is the technique used to take advantage of an anticipated decline in the price when selling a security not owned by the seller.






     TOP 10 EQUITY HOLDINGS
       (% OF NET ASSETS)



Freeport-McMoRan
   Copper & Gold "A"          7.5
Barrick Gold                  7.3
Pioneer Group                 6.9
Stillwater Mining             5.7
Gold Fields
  of South Africa ADR         4.9
Newmont Mining                4.7
Placer Dome                   4.6
Franco Nevada Mining          4.4
Ashanti Goldfields GDS        4.3
Getchell Gold                 4.1



Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility.


See page 9 for a complete listing of the Portfolio of Investments in Securities.





GOLD FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1997
(Unaudited)



Assets
   Investments in securities, at market value (identified cost of $120,089)            $   80,298
   Cash                                                                                        27
   Receivables:
      Capital shares sold                                                                      27
      Dividends and interest                                                                   60
                                                                                          -------
         Total assets                                                                      80,412
                                                                                          -------
Liabilities
   Securities purchased                                                                       472
   Capital shares redeemed                                                                    348
   USAA Investment Management Company                                                          57
   USAA Transfer Agency Company                                                                42
   Accounts payable and accrued expenses                                                       43
                                                                                         --------
         Total liabilities                                                                    962
                                                                                         --------
            Net assets applicable to capital shares outstanding                        $   79,450
                                                                                         ========
Represented by:
   Paid-in capital                                                                     $  199,630
   Accumulated undistributed net investment income                                             89
   Accumulated net realized loss on investments                                           (80,478)
   Net unrealized depreciation of investments                                             (39,791)
                                                                                         ---------
            Net assets applicable to capital shares outstanding                        $   79,450
                                                                                         =========

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                         15,138
                                                                                          =======
   Net asset value, redemption price, and offering price per share                      $    5.25
                                                                                          =======



See accompanying notes to financial statements.




GOLD FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

November 30, 1997
(Unaudited)



                                                Market
    Number                                      Value
   of Shares       Security                    (000)
   ---------       --------                    ------

              Common Stocks (95.8%)

            African Gold Companies (10.8%)
    475,000 Ashanti Goldfields Co. Ltd. GDS   $  3,414
    800,000 Gencor Ltd.                          1,243
    275,000 Gold Fields of South Africa
              Ltd. ADR                           3,919
                                              --------
                                                 8,576
                                              --------

            Australian Gold Companies (9.4%)

  2,500,000 Acacia Resources Ltd. *              1,792
  2,000,000 Lihir Gold Ltd. *                    1,980
    600,000 Plutonic Resources Ltd.                873
    975,000 Ranger Minerals NL *                 1,997
  1,150,000 Resolute Ltd.                          809
                                                ------
                                                 7,451
                                                ------


            North American
              Gold Companies (62.2%)

    625,000 Agnico-Eagle Mines Ltd.              2,969
    350,000 Barrick Gold Corp.                   5,797
    400,000 Dayton Mining Corp. *                  725
    300,000 Euro Nevada Mining Corp. Ltd.        3,222
    200,000 Franco Nevada Mining Corp. Ltd.      3,517
    300,000 Freeport-McMoRan
              Copper & Gold, Inc. "A"            5,981
    125,000 Getchell Gold Corp. *                3,281
    450,000 Goldcorp, Inc. "A" *                 1,390
    500,000 Golden Knight Resources, Inc. *      1,071
    125,000 Greenstone Resources Ltd. *            562
    100,000 Newmont Gold Co.                     3,031
    125,000 Newmont Mining Corp.                 3,758
    175,000 Pioneer Group, Inc.                  5,491
    300,000 Placer Dome, Inc.                    3,675
    465,000 Rio Narcea Gold Mines Ltd. *           898
    350,000 SAMAX Gold, Inc. *                   1,093
    925,000 TVX Gold, Inc. *                     2,428
    525,000 Vengold, Inc. *                        498
                                               -------
                                                49,387
                                               -------



            North American Precious Metals
              and Minerals Companies (9.4%)
    100,000 Aber Resources Ltd. *                 975
    125,000 Dia Met Minerals Ltd. "A" *         1,953
    250,000 Stillwater Mining Co. *             4,562
                                              -------
                                                7,490
                                              -------

            South American
              Gold Companies (4.0%)
    200,000 Compania de Minas
              Buenaventura ADR                  3,225
                                              -------
             Total common stocks
              (cost: $115,920)                 76,129
                                              -------



   Principal
    Amount
     (000)
   --------


       U.S. GOVERNMENT & AGENCY ISSUE
            Discount Note (5.3%)
    $ 4,170 Federal Home Loan Bank,
              5.60%, 12/01/97 (cost: $4,169)    4,169
                                              -------
            Total investments
              (cost: $120,089)               $ 80,298
                                             ========

______________________
*Non-income producing.







Gold Fund
Notes to Portfolio of Investments in Securities

November 30, 1997
(Unaudited)



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR -- American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS -- Global Depositary Shares are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


See accompanying notes to financial statements.







Gold Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1997
(Unaudited)





Net investment income:
   Income (net of foreign taxes withheld of $17):
      Dividends                                                                            $      484
      Interest                                                                                     86
                                                                                             --------
         Total income                                                                             570
                                                                                             --------
   Expenses:
      Management fees                                                                             379
      Transfer agent's fees                                                                       249
      Custodian's fees                                                                             33
      Postage                                                                                      14
      Shareholder reporting fees                                                                    9
      Trustees' fees                                                                                2
      Registration fees                                                                            35
      Professional fees                                                                            14
      Other                                                                                         2
                                                                                            ---------
         Total expenses                                                                           737
                                                                                            ---------
            Net investment loss                                                                  (167)
                                                                                            ---------
Net realized and unrealized loss on investments:
   Net realized loss on investments                                                            (5,171)
   Change in net unrealized appreciation/depreciation of investments                          (36,859)
                                                                                            ---------
            Net realized and unrealized loss                                                  (42,030)
                                                                                            ---------
Decrease in net assets resulting from operations                                           $  (42,197)
                                                                                           ===========




See accompanying notes to financial statements.





Gold Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1997
and Year ended May 31, 1997
(Unaudited)


                                                                              11/30/97          5/31/97
                                                                              --------         --------
From operations:
   Net investment loss                                                      $    (167)    $     (150)
   Net realized loss on investments                                            (5,171)        (8,394)
   Net realized loss on foreign currency transactions                              -              (5)
   Change in net unrealized appreciation/depreciation of investments          (36,859)        (35,962)
                                                                              --------        --------

      Decrease in net assets resulting from operations                        (42,197)        (44,511)
                                                                              --------        --------
From capital share transactions:
   Proceeds from shares sold                                                   53,363          95,026
   Cost of shares redeemed                                                    (52,885)        (96,413)
                                                                              -------          ------
      Increase (decrease) in net assets from
         capital share transactions                                               478          (1,387)
                                                                              -------          ------

Net decrease in net assets                                                    (41,719)       (45,898)
                                                                              -------         ------
Net assets:
   Beginning of period                                                        121,169         167,067
                                                                              -------         -------

   End of period                                                            $  79,450      $  121,169
                                                                              =======         =======
Undistributed net investment income (loss) included in net assets:
   Beginning of period                                                      $     256      $       (5)
                                                                              =======         =======

   End of period                                                            $      89      $      256
                                                                              =======         =======
Change in shares outstanding:
   Shares sold                                                                  7,512          10,594
   Shares redeemed                                                             (7,356)        (10,630)
                                                                              -------          ------

      Increase (decrease) in shares outstanding                                   156             (36)
                                                                              =======          ======



See accompanying notes to financial statements.








Gold Fund
Notes to Financial Statements

November 30, 1997
(Unaudited)
(1)   Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. The Fund concentrates its investments in securities of companies principally engaged in gold exploration, mining, or processing and therefore may be exposed to more risk than portfolios with a broader industry diversification.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1997 to decrease accumulated undistributed net investment loss and to increase accumulated net realized loss on investments by $416,401. Additionally, a reclassification was made to reflect the expiration of capital loss carryovers at May 31, 1997 - see note 3.


C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations -- The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of its total assets at NationsBank's borrowing rate plus a markup. During the six-month period ended November 30, 1997, the Fund had no borrowings under either of these agreements.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 1997, the Fund had capital loss carryovers for federal income tax purposes of approximately $75,307,000 which will expire in 1998 - 2005. It is unlikely that the Fund's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire. Capital loss carryovers of $7,492,356 expired on May 31, 1997, and have been charged against paid-in capital on the accompanying statement of assets and liabilities. Additionally, approximately $41,000,000 of capital loss carryovers will expire on May 31, 1998, if not offset by capital gains.

(4)   Investment Transactions
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended November 30, 1997 were $10,693,067 and $11,604,585, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1997 was $3,914,442 and $43,704,844, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit. There were no open foreign currency contracts as of November 30, 1997.

(6)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(7)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.




(8)   Financial highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                                         Eight-month
                            Period Ended                                       Period Ended   Year Ended
                            November 30,           Year Ended May 31,             May 31,    September 30,
                                                   ------------------
                                1997          1997         1996        1995        1994          1993
                                ----          ----         ----        ----        ----          ----

Net asset value at
   beginning of period      $     8.09     $    11.12     $     9.00   $    8.83   $     7.95   $    6.53
Net investment
   income (loss)                  (.01)(b)       (.01)(b)       (.02)        .01          .01         .02
Net realized and
   unrealized gain (loss)        (2.83)         (3.02)          2.15         .17          .88        1.44
Distributions from net
   investment income                _              _            (.01)       (.01)        (.01)       (.04)
                                 ------         ------         ------     -------     -------      ------
Net asset value at
   end of period            $     5.25     $     8.09     $    11.12   $    9.00   $     8.83   $    7.95
                                 ======         ======         ======     =======     =======      ======

Total return (%) *              (35.11)        (27.25)         23.66        2.05        11.19       22.53
Net assets at end of
   period (000)             $   79,450     $  121,169     $  167,067   $ 160,223   $  176,527   $ 150,793
Ratio of expenses to
   average net assets (%)         1.37(a)        1.31           1.33        1.28         1.26(a)     1.41
Ratio of net investment
   income (loss) to
   average net assets (%)         (.31)(a)       (.11)          (.14)        .10          .15(a)      .25
Portfolio turnover (%)           10.32          26.40          16.48       34.76        34.75       81.08
Average commission
   rate paid per share ++    $    .0122     $    .0195     $    .0292

  * Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
 ++ Calculated by aggregating all  commissions  paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a)  Annualized.  The  ratio  is not  necessarily  indicative  of 12  months  of operations.
(b) Calculated using weighted average shares.



